UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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☐	Definitive Information Statement

CLEAN ENERGY TECHNOLOGIES, INC.

(Name of Registrant as Specified in Its Charter)

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CLEAN ENERGY TECHNOLOGIES, INC.

1340 Reynolds Avenue, Unit 120

Irvine, CA 92614

(949) 273-4990

INFORMATION STATEMENT

To the Holders of Common Stock of Clean Energy Technologies, Inc.,

This Information Statement is being circulated to the stockholders of record of the outstanding common stock, $0.001 par value per share (the “Common Stock”), of Clean Energy Technologies, Inc. (the “Company”), as of the close of business on April 23, 2025, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of this Information Statement is to inform our stockholders of actions taken by written consent of the holders of a majority of the outstanding voting stock of the Company, holding approximately 55.4% of the outstanding shares of our Common Stock (the “Majority Stockholders”). This Information Statement shall be considered the notice required under Chapter 78 of the Nevada Revised Statutes (the “NRS”).

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

The following actions were authorized by written consent of the Majority Stockholders:

Entry into Securities Purchase Agreements, and Issuance of Convertible Notes, Shares and Warrants

On or about January 16, 2025, the Company entered into a securities purchase agreement (the “First Mast Hill SPA”) with Mast Hill Fund, L.P., a Delaware limited partnership (“Mast Hill”), pursuant to which the Company sold, and Mast Hill purchased, (i) a junior secured convertible promissory note in the principal amount of $1,637,833.33 (the “First Mast Hill Note”), and (ii) warrants to purchase 818,917 shares of Common Stock (the “First Mast Hill Warrants”), for an aggregate purchase price of $1,474,050 (the “First Mast Hill Transaction”).

On or about February 28, 2025, the Company entered into a securities purchase agreement (the “Second Mast Hill SPA”) with Mast Hill, pursuant to which the Company sold, and Mast Hill purchased, (i) a junior secured convertible promissory note in the principal amount of $620,000 (the “Second Mast Hill Note”), and (ii) warrants to purchase 310,000 shares of Common Stock (the “Second Mast Hill Warrants” and together with the First Mast Hill Warrants collectively the “Warrants”), for an aggregate purchase price of $558,000 (the “Second Mast Hill Transaction”).

On or about April 4, 2025, the Company entered into a securities purchase agreement (the “First Pacific Pier SPA”) with Pacific Pier Capital II, LLC, a Delaware limited liability company (“Pacific Pier”), pursuant to which the Company sold, and Pacific Pier purchased, (i) a convertible promissory note in the principal amount of $345,000 (the “First Pacific Pier Note”), and (ii) 45,000 shares of Common Stock (the “First Pacific Pier Shares”), for an aggregate purchase price of $310,500.00 (the “First Pacific Pier Transaction”).

On or about April 23, 2025, the Company entered into a securities purchase agreement (the “Second Pacific Pier SPA” and together with the First Mast Hill SPA, Second Mast Hill SPA, and First Pacific Pier SPA collectively the “Securities Purchase Agreements”) with Pacific Pier, pursuant to which the Company sold, and Pacific Pier purchased, (i) a convertible promissory note in the principal amount of $256,000 (the “Second Pacific Pier Note” and together with the First Mast Hill Note, the Second Mast Hill Note, and the First Pacific Pier Note collectively the “Notes”), and (ii) 45,000 shares of Common Stock (the “Second Pacific Pier Shares” and together with the First Pacific Pier Shares collectively the “Shares”), for an aggregate purchase price of $230,400.00 (the “Second Pacific Pier Transaction”).

The Notes, Warrants, and Shares were offered and sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

The Company is subject to the NASDAQ Stock Market’s Listing Rules because the Common Stock is currently listed on the NASDAQ Capital Market (“NASDAQ”). The issuance of the Shares (including the First Pacific Pier Shares and Second Pacific Pier Shares) and additional shares of Common Stock, issuable upon conversion of the Notes (including the First Mast Hill Note, Second Mast Hill Note, First Pacific Pier Note, and Second Pacific Pier Note) and exercise of the Warrants (including the First Mast Hill Warrants and Second Mast Hill Warrants), implicate certain of the NASDAQ listing standards requiring prior stockholder approval in order to maintain our listing on NASDAQ.

The Majority Stockholders, in accordance with NASDAQ Listing Rules 5635(b) and 5635(d), approved (i) the entry into the Securities Purchase Agreements and the transactions contemplated thereunder, including the issuance of the Notes, Warrants, and Shares, (ii) the issuance of shares of Common Stock issuable upon the full conversion of the Notes, (iii) the issuance of shares of Common Stock issuable upon exercise of the Warrants, and (iv) the authorization and reservation for the purpose of issuance of additional shares of Common Stock issuable upon full conversion of the Notes and other actions required for the reservation of the shares of Common Stock as described in the Securities Purchase Agreements.

The written consents of the Majority Stockholders we have received constitutes the only stockholder approval required under the NRS, NASDAQ Listing Rules 5635(b) and 5635(d), our Amended and Restated Articles of Incorporation and our Amended and Restated Bylaws, to approve the issuance of the Notes, Warrants, and Shares, and all of the Common Stock issuable upon conversion of the Notes and exercise of the Warrants. Our Board of Directors is not soliciting your consent or your proxy in connection with this action, and neither consents nor proxies are being requested from stockholders.

The actions taken by written consent of the Majority Stockholders will not become effective until the date that is twenty (20) calendar days after this Information Statement is first mailed or otherwise delivered to holders of our Common Stock as of the Record Date.

By order of the Board of Directors

Kambiz Mahdi
Chief Executive Officer and Director

May [__], 2025

THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY THE BOARD OF

DIRECTORS OF THE COMPANY. WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

INFORMATION STATEMENT

(Preliminary)

May [__], 2025

GENERAL INFORMATION

Clean Energy Technologies, Inc., a Nevada corporation, with its principal executive offices located at 1340 Reynolds Avenue, Unit 120, Irvine, CA, 92614, is sending you this Notice and Information Statement to notify you of an action that the Majority Stockholders has taken by written consent in lieu of a special meeting of stockholders. References in this Information Statement to the “Company, “we,” “our,” “us,” and “Clean Energy” are to Clean Energy Technologies, Inc., and, to the extent applicable, its subsidiaries. The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward the Information Statement to beneficial owners of the Common Stock held of record by them.

Copies of this Information Statement are being mailed on or about May [__], 2025, to the holders of record of the outstanding shares of our Common Stock on April 23, 2025, which we refer to as the “Record Date.”

Background

The following actions were approved by the written consent of the Majority Stockholders holding approximately 55.4% of our outstanding voting stock as of April 23, 2025, in lieu of a special meeting of our stockholders.

Entry into Securities Purchase Agreements, and Issuance of Convertible Notes, Warrants and Shares

On or about January 16, 2025, the Company entered into a securities purchase agreement (the “First Mast Hill SPA”) with Mast Hill Fund, L.P., a Delaware limited partnership (“Mast Hill”), pursuant to which the Company sold, and Mast Hill purchased, (i) a junior secured convertible promissory note in the principal amount of $1,637,833.33 (the “First Mast Hill Note”), and (ii) warrants to purchase 818,917 shares of Common Stock (the “First Mast Hill Warrants”), for an aggregate purchase price of $1,474,050 (the “First Mast Hill Transaction”).

On or about February 28, 2025, the Company entered into a securities purchase agreement (the “Second Mast Hill SPA”) with Mast Hill, pursuant to which the Company sold, and Mast Hill purchased, (i) a junior secured convertible promissory note in the principal amount of $620,000 (the “Second Mast Hill Note”), and (ii) warrants to purchase 310,000 shares of Common Stock (the “Second Mast Hill Warrants” and together with the First Mast Hill Warrants collectively the “Warrants”), for an aggregate purchase price of $558,000 (the “Second Mast Hill Transaction”).

On or about April 4, 2025, the Company entered into a securities purchase agreement (the “First Pacific Pier SPA”) with Pacific Pier Capital II, LLC, a Delaware limited liability company (“Pacific Pier”), pursuant to which the Company sold, and Pacific Pier purchased, (i) a convertible promissory note in the principal amount of $345,000 (the “First Pacific Pier Note”), and (ii) 45,000 shares of Common Stock (the “First Pacific Pier Shares”), for an aggregate purchase price of $310,500.00 (the “First Pacific Pier Transaction”).

On or about April 23, 2025, the Company entered into a securities purchase agreement (the “Second Pacific Pier SPA” and together with the First Mast Hill SPA, Second Mast Hill SPA, and First Pacific Pier SPA collectively the “Securities Purchase Agreements”) with Pacific Pier, pursuant to which the Company sold, and Pacific Pier purchased, (i) a convertible promissory note in the principal amount of $256,000 (the “Second Pacific Pier Note” and together with the First Mast Hill Note, the Second Mast Hill Note, and the First Pacific Pier Note collectively the “Notes”), and (ii) 45,000 shares of Common Stock (the “Second Pacific Pier Shares” and together with the First Pacific Pier Shares collectively the “Shares”), for an aggregate purchase price of $230,400.00 (the “Second Pacific Pier Transaction”).

The Notes, Warrants, and Shares were offered and sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

The Company is subject to the NASDAQ Stock Market’s Listing Rules because the Common Stock is currently listed on the NASDAQ Capital Market (“NASDAQ”). The issuance of the Shares (including the First Pacific Pier Shares and Second Pacific Pier Shares) and additional shares of Common Stock, issuable upon conversion of the Notes (including the First Mast Hill Note, Second Mast Hill Note, First Pacific Pier Note, and Second Pacific Pier Note) and exercise of the Warrants (including the First Mast Hill Warrants and Second Mast Hill Warrants), implicate certain of the NASDAQ listing standards requiring prior stockholder approval in order to maintain our listing on NASDAQ.

The Majority Stockholders, in accordance with NASDAQ Listing Rules 5635(b) and 5635(d), approved (i) the entry into the Securities Purchase Agreements and the transactions contemplated thereunder, including the issuance of the Notes, Warrants, and Shares, (ii) the issuance of shares of Common Stock issuable upon the full conversion of the Notes, (iii) the issuance of shares of Common Stock issuable upon exercise of the Warrants, and (iv) the authorization and reservation for the purpose of issuance of additional shares of Common Stock issuable upon full conversion of the Notes and other actions required for the reservation of the shares of Common Stock as described in the Securities Purchase Agreements.

The written consents of the Majority Stockholders we have received constitutes the only stockholder approval required under the NRS, NASDAQ Listing Rules 5635(b) and 5635(d), our Amended and Restated Articles of Incorporation and our Amended and Restated Bylaws, to approve the issuance of the Notes, Warrants, and Shares, and all of the Common Stock issuable upon conversion of the Notes and exercise of the Warrants. Our Board of Directors is not soliciting your consent or your proxy in connection with this action, and neither consents nor proxies are being requested from stockholders.

The actions taken by written consent of the Majority Stockholders will not become effective until the date that is twenty (20) calendar days after this Information Statement is first mailed or otherwise delivered to holders of our Common Stock as of the Record Date.

WE ARE NOT ASKING YOU FOR A PROXY, AND

YOU ARE REQUESTED NOT TO SEND A PROXY.

ACTION TAKEN

This Information Statement contains a brief summary of the material aspects of the action approved by the members of the Board of Directors of the Company and the Majority Stockholders.

APPROVAL OF (I) THE ISSUANCE OF COMMON STOCK, (II) ISSUANCE OF COMMON STOCK UPON CONVERSION OF THE NOTES, ISSUANCE OF COMMON STOCK UPON EXERCISE OF THE WARRANTS, IN ACCORDANCE WITH APPLICABLE NASDAQ LISTING RULES

Securities Purchase Agreements, and Convertible Notes, Warrants and Shares

First Mast Hill Transaction

On or about January 16, 2025, the Company entered into a securities purchase agreement (the “First Mast Hill SPA”) with Mast Hill Fund, L.P., a Delaware limited partnership (“Mast Hill”), pursuant to which the Company sold, and Mast Hill purchased, (i) a junior secured convertible promissory note in the principal amount of $1,637,833.33 (the “First Mast Hill Note”), and (ii) warrants to purchase 818,917 shares of Common Stock (the “First Mast Hill Warrants”), for an aggregate purchase price of $1,474,050 (the “First Mast Hill Transaction”).

The First Mast Hill Transaction closed on January 16, 2025, and on such date pursuant to the First Mast Hill SPA, Mast Hill’s legal expenses of $22,000 were paid from the gross purchase price, Mast Hill was paid $852,406.35 as payment in full of that certain promissory note issued by the Company to Mast Hill on or about September 10, 2024, and subsequently amended on or about December 11, 2024 (the “September 10th Mast Hill Note”), the Company receiving net funding of $308,051.20, and the First Mast Hill Note and First Mast Hill Warrants were issued to Mast Hill.

The First Mast Hill SPA includes customary representations, warranties and covenants by the Company and customary closing conditions. The First Mast Hill SPA requires that the proceeds from the First Mast Hill Transaction be used for the payment of $852,406.35 to Mast Hill for the payment in full of the September 10th Mast Hill Note, working capital, and business development, but not for repayment of indebtedness owed to officers, directors or employees of the Company or their affiliates, the repayment of any debt issued in corporate finance transactions, any loan to or investment in any other corporation, partnership, enterprise or other person (except in connection with the Company’s currently existing operations), or any loan, credit, or advance to any officers, directors, employees, or affiliates of the Company. The First Mast Hill SPA also (i) requires the Company to hold a special meeting of its shareholders, on or before the date that is 60 calendar days after the first date (after the date of the First Mast Hill SPA) that the Common Stock has traded at a price per share of less than $0.50, for the purpose of obtaining shareholder approval to issue shares of Common Stock to Mast Hill in excess of the exchange cap (described below), pursuant to Nasdaq’s listing rules, and (ii) prohibits the issuance of more than 9,156,726 shares of Common Stock (the exchange cap) to Mast Hill in the aggregate until shareholder approval has been obtained.

The First Mast Hill Note matures 12 months following the issue date, accrues guaranteed interest of 10% per annum (with the first 12 months of interest guaranteed and earned in full as of issuance of the First Mast Hill Note), and is secured by a junior security interest (subordinate to the Company’s senior secured lender, Nations Interbanc) in all of the assets of the Company. The First Mast Hill Note is convertible into shares of Common Stock at the election of the holder at a conversion price equal to the lesser of (i) $2.50/share, or (ii) 90% of the lowest dollar volume-weighted average price (during the period from 9:30 a.m. to 4 pm ET) on any trading day during the 5 trading days prior to the conversion date; provided, however, that the holder may not convert the First Mast Hill Note to the extent that such conversion would result in the holder’s beneficial ownership of the Common Stock being in excess of 4.99% of the Company’s issued and outstanding Common Stock. Additionally, the holder of the First Mast Hill Note is entitled to deduct $1,750 from the conversion amount in each note conversion to cover the holder’s fees associated with the conversion.

The First Mast Hill Warrants have a 5-year term, are exercisable on a cashless basis, and have an exercise price of $2.50, subject to adjustment as provided in the First Mast Hill Warrants.

Second Mast Hill Transaction

On or about February 28, 2025, the Company entered into a securities purchase agreement (the “Second Mast Hill SPA”) with Mast Hill, pursuant to which the Company sold, and Mast Hill purchased, (i) a junior secured convertible promissory note in the principal amount of $620,000 (the “Second Mast Hill Note”), and (ii) warrants to purchase 310,000 shares of Common Stock (the “Second Mast Hill Warrants” and together with the First Mast Hill Warrants collectively the “Warrants”), for an aggregate purchase price of $558,000 (the “Second Mast Hill Transaction”).

The Second Mast Hill Transaction closed on February 28, 2025, and on such date pursuant to the Second Mast Hill SPA, Mast Hill’s legal expenses of $8,000 were paid from the gross purchase price, the Company’s senior secured lender, Nations Interbanc, was paid $50,000 directly by Mast Hill from closing proceeds for the Company’s benefit, the Company received net funding of $500,000, and the Second Mast Hill Note and Second Mast Hill Warrants were issued to Mast Hill.

The Second Mast Hill SPA includes customary representations, warranties and covenants by the Company and customary closing conditions. The Second Mast Hill SPA requires that the proceeds from the Second Mast Hill Transaction be used for the payment of Nations Interbanc, working capital, and business development, but not for repayment of indebtedness owed to officers, directors or employees of the Company or their affiliates, the repayment of any debt issued in corporate finance transactions, any loan to or investment in any other corporation, partnership, enterprise or other person (except in connection with the Company’s currently existing operations), or any loan, credit, or advance to any officers, directors, employees, or affiliates of the Company. The Second Mast Hill SPA also (i) requires the Company to hold a special meeting of its shareholders, on or before the date that is 60 calendar days after the first date (after the date of the Second Mast Hill SPA) that the Common Stock has traded at a price per share of less than $0.50, for the purpose of obtaining shareholder approval to issue shares of Common Stock to Mast Hill in excess of the exchange cap (described below), pursuant to Nasdaq’s listing rules, and (ii) prohibits the issuance of more than 9,156,726 shares of Common Stock (the exchange cap) to Mast Hill in the aggregate until shareholder approval has been obtained.

The Second Mast Hill Note matures 12 months following the issue date, accrues guaranteed interest of 10% per annum (with the first 12 months of interest guaranteed and earned in full as of issuance of the Second Mast Hill Note), and is secured by a junior security interest (subordinate to the Company’s senior secured lender, Nations Interbanc) in all of the assets of the Company. The Second Mast Hill Note is convertible into shares of the Common Stock at the election of the holder at a conversion price equal to the lesser of (i) $2.50/share, or (ii) 90% of the lowest dollar volume-weighted average price (during the period from 9:30 a.m. to 4 pm ET) on any trading day during the 5 trading days prior to the conversion date; provided, however, that the holder may not convert the Second Mast Hill Note to the extent that such conversion would result in the holder’s beneficial ownership of the Common Stock being in excess of 4.99% of the Company’s issued and outstanding Common Stock. Additionally, the holder of the Second Mast Hill Note is entitled to deduct $1,750 from the conversion amount in each note conversion to cover the holder’s fees associated with the conversion.

The Second Mast Hill Warrants have a 5-year term, are exercisable on a cashless basis, and have an exercise price of $2.50, subject to adjustment as provided in the Second Mast Hill Warrants.

First Pacific Pier Transaction

On or about April 4, 2025, the Company entered into a securities purchase agreement (the “First Pacific Pier SPA”) with Pacific Pier Capital II, LLC, a Delaware limited liability company (“Pacific Pier”), pursuant to which the Company sold, and Pacific Pier purchased, (i) a convertible promissory note in the principal amount of $345,000 (the “First Pacific Pier Note”), and (ii) 45,000 shares of Common Stock (the “First Pacific Pier Shares”), for an aggregate purchase price of $310,500.00 (the “First Pacific Pier Transaction”).

The First Pacific Pier Transaction was funded by Pacific Pier and closed on April 7, 2025, and on or about April 7, 2025, pursuant to the First Pacific Pier SPA, Pacific Pier’s legal expenses of $10,000 were paid from the gross purchase price, the Company receiving net funding of $300,500, and the First Pacific Pier Note and First Pacific Pier Shares were issued to Pacific Pier.

The First Pacific Pier SPA includes customary representations, warranties and covenants by the Company and customary closing conditions. The First Pacific Pier SPA requires that the proceeds from the First Pacific Pier Transaction be used for business development and the payment of amounts owed to service providers of the Company, but not for repayment of indebtedness owed to officers, directors or employees of the Company or their affiliates, the repayment of any debt issued in corporate finance transactions, any loan to or investment in any other corporation, partnership, enterprise or other person (except in connection with the Company’s currently existing operations), or any loan, credit, or advance to any officers, directors, employees, or affiliates of the Company. The First Pacific Pier SPA also (i) requires the Company to satisfy the shareholder approval requirements of Nasdaq Listing Rule 5635, (ii) prohibits the issuance of more than 1,250,000 shares of Company common stock (the exchange cap) to Pacific Pier in the aggregate until shareholder approval has been received to issue shares in excess of the exchange cap and such approval has become effective pursuant to the rules promulgated under the Securities Exchange Act of 1934, as amended, and (iii) requires the Company to (a) file a preliminary information statement on Schedule 14C in connection with the issuance of shares in excess of exchange cap with the U.S. Securities and Exchange Commission (the “SEC”) on or before the earlier of fifteen (15) calendar days after the date that the Company files its Annual Report on Form 10-K for the period ending December 31, 2024, or April 30, 2025, and (b) file a definitive information statement as soon as permissible.

The First Pacific Pier Note matures 12 months following the issue date, accrues interest of 10% per annum, and is convertible into shares of Common Stock at the election of the holder, at or following six months after the issue date, at a conversion price equal to 90% of the lowest daily volume-weighted average price (during regular trading hours) on any trading day during the 5 trading days prior to the conversion date; provided, however, that the holder may not convert the First Pacific Pier Note to the extent that such conversion would result in the holder’s beneficial ownership of Common Stock being in excess of 4.99% of the Company’s issued and outstanding Common Stock. Additionally, the holder of the First Pacific Pier Note is entitled to deduct $1,750 from the conversion amount (or $500 if the conversion amount is $25,000 or less) in each note conversion to cover the holder’s fees associated with the conversion.

Second Pacific Pier Transaction

On or about April 23, 2025, the Company entered into a securities purchase agreement (the “Second Pacific Pier SPA” and together with the First Mast Hill SPA, Second Mast Hill SPA, and First Pacific Pier SPA collectively the “Securities Purchase Agreements”) with Pacific Pier, pursuant to which the Company sold, and Pacific Pier purchased, (i) a convertible promissory note in the principal amount of $256,000 (the “Second Pacific Pier Note” and together with the First Mast Hill Note, the Second Mast Hill Note, and the First Pacific Pier Note collectively the “Notes”), and (ii) 45,000 shares of Common Stock (the “Second Pacific Pier Shares” and together with the First Pacific Pier Shares collectively the “Shares”), for an aggregate purchase price of $230,400.00 (the “Second Pacific Pier Transaction” and together with the First Mast Hill Transaction, Second Mast Hill Transaction, and First Pacific Pier Transaction collectively the “Transactions”).

The Second Pacific Pier Transaction was funded by Pacific Pier and closed on April 23, 2025, and on or about April 23, 2025, pursuant to the SPA, Pacific Pier’s legal expenses of $7,000 were paid from the gross purchase price, the Company received net funding of $223,400, and the Second Pacific Pier Note and Second Pacific Pier Shares were issued to Pacific Pier.

The Second Pacific Pier SPA includes customary representations, warranties and covenants by the Company and customary closing conditions. The Second Pacific Pier SPA requires that the proceeds from the Second Pacific Pier Transaction be used for business development and the payment of amounts owed to service providers of the Company, but not for repayment of indebtedness owed to officers, directors or employees of the Company or their affiliates, the repayment of any debt issued in corporate finance transactions, any loan to or investment in any other corporation, partnership, enterprise or other person (except in connection with the Company’s currently existing operations), or any loan, credit, or advance to any officers, directors, employees, or affiliates of the Company. The Second Pacific Pier SPA also (i) requires the Company to satisfy the shareholder approval requirements of Nasdaq Listing Rule 5635, (ii) prohibits the issuance of more than 1,250,000 shares of Company common stock (the exchange cap) to Pacific Pier in the aggregate until shareholder approval has been received to issue shares in excess of the exchange cap and such approval has become effective pursuant to the rules promulgated under the Securities Exchange Act of 1934, as amended, and (iii) requires the Company to (a) file a preliminary information statement on Schedule 14C in connection with the issuance of shares in excess of exchange cap with the U.S. Securities and Exchange Commission (the “SEC”) on or before the earlier of fifteen (15) calendar days after the date that the Company files its Annual Report on Form 10-K for the period ending December 31, 2024, or April 30, 2025, and (b) file a definitive information statement as soon as permissible.

The Second Pacific Pier Note matures 12 months following the issue date, accrues interest of 10% per annum, and is convertible into shares of Common Stock at the election of the holder, at or following six months after the issue date, at a conversion price equal to 90% of the lowest daily volume-weighted average price (during regular trading hours) on any trading day during the 5 trading days prior to the conversion date; provided, however, that the holder may not convert the Second Pacific Pier Note to the extent that such conversion would result in the holder’s beneficial ownership of Common Stock being in excess of 4.99% of the Company’s issued and outstanding Common Stock. Additionally, the holder of the Second Pacific Pier Note is entitled to deduct $1,750 from the conversion amount (or $500 if the conversion amount is $25,000 or less) in each note conversion to cover the holder’s fees associated with the conversion.

Stockholders Entitled to Receive Notice of Action by Written Consent

Under NRS 78.320, our Amended and Restated Articles of Incorporation and our Amended and Restated Bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present, consent to such action in writing. Prompt notice of any action so taken by written consent must be provided to all holders of our Common Stock as of the Record Date.

NASDAQ Listing Requirements and the Necessity of Stockholder Approval

The Company is subject to the NASDAQ Listing Rules because our Common Stock is currently listed on NASDAQ. The issuance of the Shares (including the First Pacific Pier Shares and Second Pacific Pier Shares) and additional shares of our Common Stock, issuable upon conversion of the Notes (including the First Mast Hill Note, Second Mast Hill Note, First Pacific Pier Note, and Second Pacific Pier Note) and exercise of the Warrants (including the First Mast Hill Warrants and the Second Mast Hill Warrants), implicate certain of the NASDAQ listing standards requiring prior stockholder approval in order to maintain our listing on NASDAQ, as follows:

●	NASDAQ Listing Rule 5635(b) requires stockholder approval when any issuance or potential issuance will result in a “change of control” of the issuer (which may be deemed to occur if after a transaction a single investor or affiliated investor group acquires, or has the right to acquire, as little as 20% of the common stock (or securities convertible into or exercisable for common stock) or voting power of the issuer and such ownership would be the largest ownership position of the issuer). For the purposes of this rule, investors in the Transactions may be deemed to be the controlling stockholders following the conversion of the Notes. Stockholders should note that a “change of control” as described under Rule 5635(b) applies only with respect to the application of such rule, and does not necessarily constitute a “change of control” for purposes of Nevada law, our organizational documents, or any other purpose.

●	NASDAQ Listing Rule 5635(d) requires stockholder approval prior to a transaction, other than a public offering, involving the sale, issuance or potential issuance by the issuer of common stock (or securities convertible into or exercisable for common stock), which alone or together with sales by officers, directors or substantial stockholders of the issuer, equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the lower of (i) the closing price immediately preceding the signing of the binding agreement; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement.

As a result of the conversion price adjustment provisions in the Notes, the issuance of our Common Stock upon conversion of the Notes may be at a discount to the market value of our Common Stock within the meaning of NASDAQ Listing Rule 5635(d).

Assuming a conversion price of approximately 90% of the closing price of our Common Stock on April 23, 2025 (90% of $0.38/share), the Notes would convert into in excess of 9,195,078 shares of our Common Stock upon full conversion of the Notes, and the shares of Common Stock issued upon the full conversion of the Notes would represent in the aggregate approximately 19.3% of the issued and outstanding shares of our Common Stock as of April 23, 2025, without including additional shares of Common Stock issued and issuable in the Transactions (the Shares and shares issued upon exercise of the Warrants, which would increase the aforementioned percentage). Therefore, the issuance of shares of Common Stock under the Transactions requires prior stockholder approval under NASDAQ Listing Rule 5635(d).

The Majority Stockholders, in accordance with NASDAQ Listing Rules 5635(b) and 5635(d), approved (i) the entry into the Securities Purchase Agreements and the transactions contemplated thereunder, including the issuance of the Notes, Warrants, and Shares, (ii) the issuance of shares of Common Stock issuable upon the full conversion of the Notes, (iii) the issuance of shares of Common Stock issuable upon exercise of the Warrants, and (iv) the authorization and reservation for the purpose of issuance of additional shares of Common Stock issuable upon full conversion of the Notes and other actions required for the reservation of the shares of Common Stock as described in the Securities Purchase Agreements.

Effective Date of Action by Written Consent

Pursuant to Rule 14c-2 promulgated under the Exchange Act, the earliest date that the corporate action being taken pursuant to the written consent can become effective is 20 calendar days after the first mailing or other delivery of this Information Statement to holders of our Common Stock as of the Record Date. On the 20th calendar day after the first mailing or other delivery of this Information Statement, the action taken by written consent of the Majority Stockholders described above will become effective. We recommend that you read this Information Statement in its entirety for a full description of the action approved by the holders of a majority of our outstanding Common Stock.

Dissenter’s Rights of Appraisal

Stockholders do not have any dissenter’s rights or appraisal rights in connection with the approval of the issuance of the Notes, Warrants, Shares, and the Common Stock issuable upon conversion of the Notes and upon the exercise of Warrants.

OUTSTANDING VOTING SECURITIES

Each share of our Common Stock entitles its holder to one vote on each matter submitted to stockholders. As of the Record Date, 47,568,434 shares of Common Stock were issued and outstanding and entitled to take action by written consent and to receive notice of the action taken by written consent, and 26,361,642 shares owned by the Majority Stockholders (24,044,101 shares held by MGW Investment I Limited, which is controlled by our CFO and director, Calvin Pang, and 2,317,541 shares held by the Kambiz and Bahareh Mahdi Living Trust, which is controlled by our CEO and director, Kambiz Mahdi) consented in favor of the actions to be taken, constituting approximately 55.4% of the total shares of Common Stock outstanding as of the Record Date.

As of April 23, 2025, the Majority Stockholders had executed and delivered to the Company written consents approving the action set forth herein. Since the action has been approved by the Majority Stockholders, no proxies are being solicited with this Information Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 23, 2025, for (i) each of our named executive officers and directors; (ii) all of our named executive officers and directors as a group; and (iii) each other shareholder known by us to be the beneficial owner of more than 5% of our outstanding common stock.

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person or any member of such group has the right to acquire within sixty (60) days thereafter. For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within sixty (60) days are deemed to be outstanding for such person, but not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership by any person.

The percentages below are calculated based on 47,568,434 shares of our common stock, and no shares of our preferred stock, issued and outstanding as of April 23, 2025. We do not have any outstanding options, warrants exercisable for, or other securities convertible into shares of our common stock within the next 60 days which are deemed beneficially owned by the holder thereof which are required to be disclosed below. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o our company, Clean Energy Technologies, Inc., 1340 Reynolds Avenue, Unit 120, Irvine, CA, 92614.

Name of Beneficial Owners (1)	Number of Shares of Common Stock Beneficially Owned	Percentage

5% Holders
Calvin Pang (1)	24,044,101	50.5%

Officers and Directors
Calvin Pang(1)	24,044,101	50.5%
Kambiz Mahdi (2)	2,317,541	4.9%
All directors and officers as a group	26,361,642	55.4%

(1)	Consists of 24,044,101 shares of common stock held by MGW Investment I Limited (“MGWI”). Our CFO and director, Calvin Pang, has voting and investment power with respect to common stock held by MGW Investment I Limited

(2)	Consists of 2,317,541 shares of common stock held by the Kambiz and Bahareh Mahdi Living Trust, and deemed to be beneficially owned by our CEO and director, Kambiz Mahdi, and his spouse, Bahareh Mahdi, as trustees of the trust.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains forward-looking statements in addition to historical information. When used in this Information Statement, the words “can,” “will,” “intends,” “expects,” “believes,” similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. All statements that address activities, events or developments that the Company intends, expects or believes may occur in the future are forward-looking statements. Any forward-looking statements made by the Company in this Information Statement speak only as of the date hereof. Factors or events that affect the transactions or could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The SEC allows us to incorporate by reference information into this Information Statement, which means that we can disclose important information to you by referring you to another document that we have filed separately with the SEC. The information incorporated by reference is deemed to be part of this Information Statement.

The following documents, as filed with the SEC by the Company, are incorporated herein by reference:

(1)	Annual Report on Form 10-K for the year ended December 31, 2024, filed on April 14, 2025.
(2)	Annual Report on Form 10-K/A for the year ended December 31, 2024, filed on April 15, 2025.
(3)	Current Report on Form 8-K filed on January 22, 2025.
(4)	Current Report on Form 8-K filed on March 4, 2025.
(5)	Current Report on Form 8-K filed on April 10, 2025.
(6)	Current Report on Form 8-K filed on April 24, 2025.

Copies of documents incorporated by reference, excluding exhibits except to the extent such exhibits are specifically incorporated by reference, are available from us without charge, upon oral or written request to:

CLEAN ENERGY TECHNOLOGIES, INC.

1340 Reynolds Avenue, Unit 120

Irvine, CA 92614

(949) 273-4990

Attn: Secretary

ADDITIONAL INFORMATION

We file reports with the SEC. These reports include annual and quarterly reports, as well as other information the Company is required to file pursuant to the Exchange Act. You may read and copy materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

By order of the Board of Directors

Kambiz Mahdi
Chief Executive Officer and Director

May [__], 2025